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                      AMENDMENT NO. 1 TO FACILITIES AGREEMENT

     THIS AMENDMENT NO. 1 TO FACILITIES AGREEMENT (this "Amendment") is made as of the 2nd day of September, 1998, between GENERAL ELECTRIC CAPITAL CORPORATION, FOR ITSELF AND AS AGENT FOR CERTAIN PARTICIPANTS ("GE Capital"), and ALADDIN GAMING, LLC ("Aladdin Gaming").

     The parties have heretofore executed that certain Facilities Agreement dated as of June 22, 1998 (the "Agreement"), and desire to amend the Agreement as hereinafter set forth.

     NOW, THEREFORE, in consideration of the premises and mutual covenants hereinafter contained, the parties agree as follows:

     1. In Annex A to the Agreement, the definition of "Premium Percentage" is deleted and the following substituted in lieu thereof.

     "Premium Percentage" shall mean the following specified percentages: if prepayment occurs on the 4th through 7th payment date, 2%; if prepayment occurs on the 8th through 15th payment date, 1%; and if prepayment occurs on or after the 16th payment date, 0%."

     2. Except as expressly set forth herein, the terms and conditions of the Agreement remain unmodified and in full force and effect.

     3. THIS ASSIGNMENT AND THE RIGHTS AND OBLIGTIONS OF THE PARTES HEREUNDER SHALL BE COVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE.

     IN WITNESS WHEREOF, this Amendment No. 1 to Facilities Agreement has been duly executed as of the date first above written.

                          ALADDIN GAMING, LLC

                          By: /s/ Cornelius T. Klerk
                              -------------------------------------

                              Name:  Cornelius T. Klerk
                              Title: Senior Vice President,
                              Chief Financial Officer


                              GENERAL ELECTRIC CAPITAL CORPORATION,
                              FOR ITSELF AND AS AGENT FOR CERTAIN
                              PARTICIPANTS

                          By: /s/ Daniel Gioia
                              ----------------------------
                              Name:  Daniel Gioia
                              Title: Senior Risk Manager

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PURSUANT TO SECTION 5.1(c) OF THAT CERTAIN INTERCREDITOR AGREEMENT DATED AS OF
JUNE 30, 1998, BY AND AMONG THE BANK OF NOVA SCOTIA, AS ADMINISTRATIVE AGENT, GENERAL ELECTRIC CAPITAL CORPORATION, FOR ITSELF AND AS AGENT FOR CERTAIN PARTICIPANTS, AND ALADDIN GAMING, LLC, THE UNERSIGNED CONSENTS TO THE EXECUTION OF THEFOREGOING AMENDMENT BY ALADDIN GAMING, LLC.

                         THE BANK OF NOVA SCOTIA,
                         As Administrative Agent



                         By: /s/ Alan Pendergast
                             ---------------------------
                             Name:  Alan Pendergast
                             Title: Relationship Manager

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